UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT PURSUANT TO

SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): June 8, 2023

AMICUS THERAPEUTICS, INC.

(Exact Name of Registrant as Specified in Its Charter)

Delaware	001-33497	71-0869350
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

3675 Market Street, Philadelphia, PA 19104

(Address of Principal Executive Offices, and Zip Code)

215-921-7600

Registrant’s Telephone Number, Including Area Code

(Former Name or Former Address, if Changed Since Last Report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock Par Value $0.01	FOLD	NASDAQ

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2). Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.03 – Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On June 8, 2023, Amicus Therapeutics, Inc. (the “Company”) held its 2023 Annual Meeting of Stockholders (the “Annual Meeting”). At the Annual Meeting, as described below under Item 5.07, the stockholders of the Company approved an amendment to the Company’s Amended and Restated Certificate of Incorporation to eliminate or limit the personal liability of certain Company officers for monetary damages for breach of fiduciary duty as an officer, except to the extent such an exemption from liability or limitation thereof is not permitted by Delaware General Corporation Law (the “Amendment”). The Amendment became effective upon the Company’s filing of a Certificate of Amendment to the Amended and Restated Certificate of Incorporation with the Secretary of State of Delaware on June 8, 2023 (the “Certificate of Amendment”). The foregoing description of the Amendment is qualified in its entirety by reference to the full text of the Certificate of Amendment, a copy of which is attached as Exhibit 3.1 hereto and is incorporated by reference herein.

Item 5.07 - Submission of Matters to a Vote of Security Holders.

At the 2023 Annual Meeting of Stockholders of the Company, held on June 8, 2023, the Company’s stockholders elected Lynn D. Bleil and Bradley L. Campbell as Class I directors to serve a three-year term expiring at the 2026 Annual Meeting of Stockholders and until their respective successors have been elected. In addition, the stockholders (i) approved the Amended and Restated 2007 Equity Incentive Plan, (ii) ratified the appointment of Ernst & Young LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2023, (iii) approved, on an advisory basis, the compensation paid to the Company’s named executive officers, (iv) approved, on an advisory basis, every year as the frequency of the stockholder advisory vote on compensation paid to the Company’s named executive officers, (v) approved the adoption of the Amicus Therapeutics, Inc. 2023 Employee Stock Purchase Plan, and (vi) approved the amendment to the Company’s Amended and Restated Certificate of Incorporation to limit the liability of certain officers of the Company. The final voting results on these matters were as follows:

1.	Election of Directors.

Nominee	Votes For	Votes Withheld	Broker Non-Votes
Lynn D. Bleil	230,953,927	7,130,503	9,633,404
Bradley L. Campbell	234,192,987	3,891,443	9,633,404

2.	Approval of the Amended and Restated 2007 Equity Incentive Plan.

Votes For	Votes Against	Votes Abstain	Broker Non-Votes
233,613,440	4,249,485	221,505	9,633,404

3.	Ratification of Ernst & Young LLC as the Company's Independent Registered Public Accounting Firm for the Fiscal Year Ending December 31, 2023.

Votes For	Votes Against	Votes Abstain	Broker Non-Votes
244,703,546	2,910,798	103,490	-

4.	Approval, on an advisory basis, of the Company's executive compensation.

Votes For	Votes Against	Votes Abstain	Broker Non-Votes
234,564,815	2,990,153	529,462	9,633,404

5.	Approval, on an advisory basis, of the frequency with which the Company will hold an advisory vote on executive compensation.

One Year	Two Years	Three Years	Votes Abstain	Broker Non-Votes
237,871,957	41,044	118,319	53,110	-

Based on the votes above, the Company will hold an advisory vote on the compensation of its named executive officers every year until the next required vote on the frequency of executive compensation is held.

6.	Approval of the Amicus Therapeutics, Inc. 2023 Employee Stock Purchase Plan.

Votes For	Votes Against	Votes Abstain	Broker Non-Votes
236,770,951	868,243	445,236	9,633,404

7.	Approval of the Amendment to the Company’s Restated Certificate of Incorporation to limit the liability of certain officers.

Votes For	Votes Against	Votes Abstain	Broker Non-Votes
182,903,050	55,130,799	50,581	9,633,404

Item 9.01 Financial Statements and Exhibits

(d) Exhibits:

Exhibit No.	Description
3.1	Certificate of Amendment to the Company’s Amended and Restated Certificate of Incorporation, dated June 8, 2023

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

Signature Page

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AMICUS THERAPEUTICS, INC.
Date: June 13, 2023	By:	/s/ Ellen S. Rosenberg
Name: Ellen S. Rosenberg
Title: Chief Legal Officer and Corporate Secretary